                                                                    EXHIBIT 21.1


              LIST OF ALL TYCO COMPANIES BY COUNTRY OF ORGANIZATION



ARGENTINA

    A&E Argentina, S.A.
    Grinnell Sistemas de Proteccion Contra Incedio S.A. de C.V.
     Intecva Sudamericana S.R.L.


AUSTRALIA

    ACN 000 233 536 Pty. Limited (1)
    ACN 007 664 253 Pty. Limited (2)
    ACN 069 907 384 Pty. Limited
    ADT Security Systems Limited
    Command Investments Pty. Limited
    Complete Engineering Group Pty. Limited
    Complete Engineering Service Division Pty. Ltd.
    Environ Pty. Limited
    Fire Control Pty Limited
    Fire Guard A.F.S. Pty Ltd.
    Firefair Pty Limited
    Firmagroup Operations Holdings Pty Limited
    G.F.P.S. Pty Limited (3)
    GAAM Engineering Pty. Ltd.
    Gold Energy (Aust) Pty. Limited
    Grinnell Asia Pacific Pty Limited (4)
    Kendall Australasia Pty Ltd.
    Keystone Asia Pacific Pty. Ltd.
    MB John Limited
    Mather & Platt Pty. Ltd.
    Newmac Building Products Pty. Limited
    Panmedica Pty. Ltd.
    Sherwood Medical Industries Pty. Limited
    Silan Pty Limited
    Super Nominees Pty Limited


----------------------------
(1) Also doing business under the following name: GAAM Fire & Rescue
(2) Also doing business under the following name: Firegard (Australia)
Company
(3) Also doing business under the following name: Guardian Fire Protection Co.
(4) Also doing business under the following names: Fire Guard A.F.S., Grinnell ACT, Grinnell Controlled Atmospheres, Grinnell Flow Control, Grinnell Supply Sales, Jefferson Electrical Services, O'Donnell Griffin, Planned Communications Australia, WF Energy Controls

    TESP Pty. Limited
    TISP Pty Limited
    Tyco Australia Pty Ltd. (ACN 008 399 004) (5)
    Tyco Building Products Pty Limited (6)
    Tyco Engineering and Construction (Asia) Pty. Ltd.
    Tyco Flow Control Pacific Pty. Limited
    Tyco Grinnell Asia Pacific Pty Limited
    Tyco International Pty Limited
    Viking Fire Systems Pty Limited (7)
    Yarway Australia Pty. Ltd.

AUSTRIA

     Total Walther Feuerschutz und Sicherheit GmbH

BAHAMAS

    Newington Limited
    World Services Inc.

BARBADOS

    Exeter Holdings Limited
    INBRAND FSC Inc.
    Kendall International FSC, Inc.
    Keystone FSC Ltd.
    SWD Foreign Sales Corporation
    TSSL Foreign Sales Corporation

BELGIUM

    1991 CIPE Benelux
    1994 WHICH
    1997 AIRVANS
    ADT Security Services S.A.
    BVBA Alarmcentrale AC
    N.V. ADT Security Services S.A.
    Sherwood Benelux S.A.


--------------------------
(5) Also doing business under the following names: ACT Plumbing & Maintenance, Advanced Systems Engineering, Building Asset Maintenance, E.P.S. Electrical & Plubming Services, Fire Control Services, FHD Airconditioning, Goldfields Fire Services, Masterbilt Industries, Olsen Engineering Company, Quintrix Communications, safeguard Fire Systems, Simplex Fire Protection Company, Tyco Fire Monitoring, Viking Fire Sprinklers, Williams Extinguisher Service, Wormald Advanced Systems Engineering, Wormald Building Products, Wormald Control Systems, Wormald Electronics, Wormald Fire & Safety, Wormald Fire Engineering, Wormald Technology
(6) Also doing business under the following names: Cecon Fire Doors (NSW only), Fire Systems Engineering, Metalbilt, Padde, Sealeck Doors & Windows
(7) Also doing business under the following name: Viking Fire Sprinklers (SA and NT only)

    Wormald S.A.
    Zettler Belgique S.A.

BERMUDA

    Camron (Bermuda) Insurance Ltd.
    Camron Finance (Bermuda) Limited
    Cawich Limited
    Electro-Protective Limited
    Kral Steel, Ltd.
    Tyco Holdings Limited
    Tyco International Ltd.

BORNEO

    Wormald Borneo Sdn. Bhd.

BRAZIL

    Ansul do Brasil Ltda.
    Grinnell Sistemas de Protecao contra Incendio Ltda.
    Keystone do Brasil Ltda.

BRITISH VIRGIN ISLANDS

    A-G Casualty Ltd.
    Somerset Holdings Ltd.


CANADA

    495649 Ontario Limited
    919551 Ontario, Inc.
    921150 Ontario, Inc.
    ADT Canada Holdings Limited (72.84%)
    ADT Finance, Inc.
    ADT Security Services Canada, Inc.
    Cantech Corporation
    Extincto Ltee
    Forward Safety Systems, Inc.
    Hawley Group Canada Limited
    Hygieia Holdings (Canada) Inc.
    Inbrand Canada Inc.
    Jenteck Controls Ltd.
    Kendall Canada, Inc.
    Keystone Canada, Co.

    Ludlow Canada, Inc.
    Rust Environment & Infrastructure of Canada Inc.
    Sherwood Medical Industries (Canada) Inc.
    Tyco International of Canada Ltd. (8)
    Unistrut of Canada Limited
    Pony Express Residential Security Ltd.
    Wells Fargo Alarm Services of Canada Limited
    Century Industries Company


CAYMAN ISLANDS

    Anderson-Greenwood Overseas Ltd.
    Davis & Geck Caribe Limited
    Davis & Geck Limited

CHANNEL ISLANDS

    ASH Capital Finance
    Driftwood Limited
    Exbury Limited
    Itoba Limited
    Labyrinth Investments Limited
    Linksview Limited
    Tinwald Limited

CHILE

    Comercial Kendall (Chile) Limitada
    Interco Alarmas De Chile, S.A.
    Santex, S.A.
    Unistrut Chile Comercial E. Industrial Limitada

COLOMBIA

    Kendall Colombia, S.A.

COSTA RICA


----------------------
(8) Also doing business under the following names: Canvil, Mueller Canada, Grinnell Fire Protection, Grinnell Supply Sales, Wormald Canada, Scotia Sprinklers, Wormald Fire Systems

    Carlisle Costa Rica S.A.
    Kendall Innovadores en Cuidados al Paciente S.A.

CZECH REPUBLIC

    Stabilni Hasici Zarizeni spol s.r.o.
    Zettler C.R. Spol. s.r.o.

DENMARK

    Thorn Security Danmark A/S
    Wormald A/S

ECUADOR

    Grinnell Sistemas de Proteccion Contra Incedio, S.A.

FRANCE

    ADT Securite Services S.A.
    ADT Security Services S.A.
    Acheroise de Participations
    Acroba S.A.
    Bon & Naga S.A.
    CEDI Securite
    CEMOS S.A.
    CIPE France SA
    COFILION
    DSI (34%)
    Euroville
    FINASUR
    FIRENT
    Gachot, SCA
    Grinnell Distribution France Sarl
    Gubri SA
    INBRAND France SA
    Kendall S.A.
    Laboratoires Sherwood Davis & Geck S.A.
    Labrotoire Alaune
    Mather & Platt Wormald S.A.
    Nomos Holding S.A.
    Nomos SA
    Omnium de Prevention et de Protection Incendie
    PREFI
    Sherwood-Davis & Geck Needles S.A.
    Societe Europeene de Protection Control L'Incendie S.A.
    Societe Industrial de Rosheim - S.I.R.ROS S.C.A.
    TELESIX
    TEP
    TSA Gap (34%)
    Tyco Europe S.A.

    Tyco Flow Control Holding S.A.
    VISAGEST
    WHICH

GERMANY

    1994 CIPE Deutschland
    1997 TEP Deutschland
    1996 WHICH Deutschland
    1998 JALEX
    ARBO Medizin-Technologie GmbH
    ARBO-tec Sensor-Technologie GmbH
    AZ Elektroanlagenbau GmbH
    AZ Immobilien GbR
    B. Braun-Dexon GmbH (50%)
    Babcock Sempell AG
    Babcock Sempell Armaturen-Service GmbH
    CDK Holding Deutschland GmbH
    CDK Holding GmbH
    Chemat GmbH
    Erichs Armatur AB
    GH Montage GmbH
    Grinnell Flow Control GmbH
    Grinnell Flow Control GmbH & Co. Distribution OHG
    H&H Med. GmbH
    Helmut Geissler Glasinstrumente GmbH
    Kendall Medizinische Erzeugnisse GmbH
    Keystone GmbH
    Med. Holding GmbH
    Medolas Gesellschaft Fur Medizintechnik MBH
    NARVIK Armaturen Vertriebsgesellschaft mbH
    Otto Fankhanel & Sohn GmbH
    Pirna Copitz
    Rathgeber BIOFORM GmbH
    Raumschutzanlagenbau GmbH
    SABO-Armaturen Service GmbH
    Sempell Valves (Pvt) Ltd.
    Sherwood Medical GmbH
    Thorn Sicherheits GmbH
    Total Walther Feuerschutz Loschmittel GmbH
    Total Walther GmbH
    Triangle Controls Ltd.
    Tyco Holding GmbH
    Tyco International Armaturen Holding GmbH i Gr.
    Vonk Enschede BV
    Zettler Hilfe e.V.

GIBRALTAR

    Stralen Investments Limited
    Valera Holdings Limited
    Velum 1998 Limited
    Verdana Holdings Limited

GREECE

    ADT Greece S.A. (82.5%)
    Greene Insurance Limited

GUATEMALA

    Grinnell Sistemas de Proteccion Contra Incendio, S.A. de C.V. (Guatamala) Tyco Ingenieria y Construccion S.A.


HONG KONG

    A&E Products (Far East) Limited
    Crown Nation International Limited (50%)
    Dawson Engineering Limited (50%)
    Kendall (Asia) Medical Products Limited
    Kendall Medical (Hong Kong) Limited
    Keystone Valve Hong Kong, Ltd.
    Modern China Giant Limited
    ODG-Energy Controls Limited
    Pioneer Faith International Limited (50%)
    Sherwood Medical (Hong Kong) Limited
    Thorn Security (Hong Kong) Limited
    Tyco Engineering & Construction (HK) Limited
    Tyco/Tudawe Trading Cooperation
    Wormald Engineering Services Ltd.

HUNGARY

    Total Walther Contractor and Engineering

INDIA

    Keystone Valves (India) Pvt. Ltd.
    Modern Alarms & Electronics Pvt Ltd.
    Stenco Engineering Co. Pvt. Ltd.

INDONESIA

    P.T. ODG Wormald Indonesia (80%)


IRELAND

    A.E.L. Video (Ireland) Limited
    ABA Electronics Ltd.
    ACE Alarm Systems Ltd.
    ADT Limited
    ADT Ltd.
    Abel Alarms Ireland Ltd.
    Allied Alarms & Safes Ltd.
    Allied Alarms Ltd.
    Allied Metal Products Ltd.
    Allied Security Products Ltd.
    Brangate Limited
    Exeter Insurance Company Limited
    Huet Security Ltd.
    IAMASCO Plc
    Kendall Medical Limited
    Knightline Ltd.
    Knightlock Ltd.
    Knightvision Ltd.
    Knightwatch Alarms, Ltd.
    Mather & Platt (Ireland) Limited
    Mather & Platt Ireland (Manufacturing) Limited
    Modern Security Systems Limited
    Sandalwood Limited
    Securitag Ltd.
    Security Control Risk & Monitoring Ltd.
    Sherwood Medical Industries of Ireland Limited
    Tyco Ireland Limited

ITALY

    Biffi Italia S.r.l.
    Kendall Medical S.R.L.
    Meditec s.r.l.
    Sherwood Medical Italia S.r.l.
    Vanessa S.r.l.
    Wormald Italiana S.P.A.
    Zettler App. Eletricci S.p.A.
    Zettler S.R.L.

JAPAN

    Nihon Kendall K.K.
    Nippon Keystone Corporation
    Nippon Sherwood Medical Industries Ltd. (58%)


KINGDOM OF SAUDI ARABIA

    Abahsain-Cope, S.A. Ltd.

KOREA

    Kendall Medical Ltd.
    Keystone Valve (Korea) Limited

LUXEMBOURG

    1997 CIPE Luxembourg
    ADT Finance S.A.
    ADT Luxembourg S.A.
    Ocarina S.A.
    Tyco Group S.a.r.l.
    Tyco International Group S.A.


MALAYSIA

    Brunsfield Holdings Sdn. Bhd.
    Brunsfield Thorn Technology Sdn. Bhd. (50%)
    Grinnell Supply Sales (Malaysia) Sdn. Bhd. (50%)
    Innodouble (M) Sdn. Bhd. (51%)
    Keystone Valve (M) Sdn. Bhd.
    Kijang Merger Sdn Bhd
    Kumpulan Injap Kebesan (M) Sdn. Bhd.
    Mediquip Sdn. Bhd.
    Thorn Security Services (Malaysia) Sdn. Bhd. (30%)
    Tyco Engineering & Construction (Malaysia) Sdn. Bhd.
    Tyco Flow Control (Malaysia) Sdn. Bhd.
    Tyco Grinnell KM Sdn. Bhd. (30%)


MARSHALL ISLANDS

    C.S. Tyco Provider, Inc.

    Coastal Cable Ship Co. Inc.

MAURITIUS

    Tyco Asia Investments Limited

MEXICO

    Ansul Mexico, S.A. de C.V.
    Carlisle Recycling de Mexico S.A. de C.V.
    Cima de Acuna S.A. de C.V.
    Euro-Flex de Mexico, S.A. de C.V.
    Especialidades Medicas Kenmex, S.A.
    Grinnell Sistemas de Proteccion Contra Incendio Mexico S.A. de C.V. Kelsar S.A. de C.V.
    Kendall de Mexico S.A. de C.V.
    Kenmex Holding Company, S.A. de C.V.
    Plasticos Bajacal, S.A. de C.V.
    Plasticos Mexical S.A. de C.V.
    Productos de Atencion de Salud de Mexico, S.A.
    Rust Servicos Ambientales E Infrastructura, S.A. de C.V.
    Tyco Engineering and Construction S.A. De C.V.
    Valvulas Keystone de Mexico S.A. de C.V.


NETHERLANDS

    1994 CIPE Nederland
    1997 TEP Nederland
    ADT Canada B.V.
    ADT Canada Holdings B.V.
    ADT Finance B.V.
    ADT Holdings B.V.
    ADT Security Services B.V.
    ADT Security Services Holdings B.V.
    Automated Loss Prevention Systems BV
    Automated Security Intl. BV
    Grinnell Sales & Distribution B.V.
    Inbrand Benelux B.V.
    Inbrand Europe BV
    Keystone Valve (Europa) B.V.
    Nieuwkerk BV
    Pritchard Services Group BV
    Sherwood Medical Nederland B.V.
    Thorn Security Nederland BV
    Thuiszorg Direct BV (90%)

    Total Walther B.V.
    Tyco Labs Holland I B.V.
    Tyco Waterworks B.V.
    Unistrut (Benelux) B.V.
    Vital Disposables BV
    Vital Medical BV
    Walther Brandbeveiliging B.V.
    Wormald B.V.
    Zettler Netherlands N.V.

NETHERLANDS ANTILLES

    ADT Finance NV
    DE20 N.V.


NEW ZEALAND

    A.F.A. Monitoring Limited
    ADT Holding Co. No. 3 Limited
    ADT Holdings Co. No. 1 Limited
    ADT Holdings Co. No. 2 Limited
    Armourguard Security Limited
    Associated Fire Alarms Ltd. (39%)
    Command Nominees Limited
    Danks Bros. Limited
    Enlist Consulting Limited
    Fire Protection Inspection Services Ltd. 19%)
    Holyhead Holdings Limited
    Kendall New Zealand Limited
    Key Contact Limited
    Keystone New Zealand Limited
    New Zealand Valve Company Limited
    Nortrac Engineering Limited
    Securacopy Services (1992) Limited
    Seekers Communications Limited
    Tyco New Zealand Limited


NORWAY

    Ergoform AS (75.1%)
    Wormald Control Systems A/S
    Wormald Signalco A/S

PANAMA

    Kendall, S.A. (Panama)


PEOPLE'S REPUBLIC OF CHINA

    Beijing Keystone Valve Co. Ltd.
    Kendall-Yantai Medical Products Company, Ltd.
    Keystone (Jingmen) Valve Co. Ltd. (80%)
    Keystone Valve (China) Ltd.
    Shenyang OYT-Grinnell Fire Door Manufacturing Company Limited
    Shenyang Yarway Valve Co. Ltd.

PHILIPPINES

    Tyco-PIECO Corporation, Inc. (80%)
    Carlisle Philippines, Inc.


PORTUGAL

    B. Braun-Dexon (Portugal) Produtos Hospitalares Ltda. (50%)


SINGAPORE

    Grinnell Supply Sales Asia Pte. Ltd.
    INBRAND Asia Pte. Ltd. (40%)
    Kendall Medical Far East Pte. Ltd.
    Keystone Southeast Asia Pte. Ltd.
    Thorn Security Pte. Limited
    Tyco Engineering and Construction (SEA) Pte. Ltd.
    Tyco Laboratories International (1993) Pte. Ltd.

SLOVAK REPUBLIC

    Total Walther - Stabilne hasiace zariadenia s.r.o.

SOUTH AFRICA

    Intervalve (Pty) Ltd.
    Kendall Medical (Proprietary) Limited
    Kendall South Africa (50%)

SPAIN

    1990 CIPE Espana
    ADT-Prosegur Sistemas de Seguridad S.A. (50%)
    B. Braun-Dexon, S.A. (50%)
    Belgicast Internacional S.L.
    Division 7
    Hygienical Absorbents, S.A.
    INBRAND Espana, S.L.
    Kendall Espana S.A.
    Kendall Proclinics, S.L.
    Wormald Mather & Platt Espana S.A. (9)

SWEDEN

    Kendall Medical AB
    Modern Prefabspecialisten Sprinkler i Lammhult AB
    Wormald CZ s.r.o.
    Wormald Fire Systems A.B.

SWITZERLAND

    1993 CIPE Suisse
    1997 TEP Suisse
    ADT Franchising AG
    ADT Monitoring Services AG
    ADT Services AG
    Confab Services AG
    Kendall Medical AG (Kendall Medical Ltd.)
    Neotecha A.G.
    Sherwood Services AG
    Total Walther Feuerschutz A.G.
   Zettler AG

TAIWAN

    Carlisle Taiwan, Inc.
    Kendall Medical Ltd.
    Keystone Valve (Taiwan) Ltd.
    Wormald Engineering Systems Taiwan Ltd.

THAILAND

    Kendall Gammatron Limited (85%)
    Kendall Medical Ltd.


----------------------
(9) Also doing business under the following name: Wormald Espania

    Keystone Valve (Thailand) Ltd. (50%)
    Tyco International (Thailand) Ltd. (50%)

TURKS AND CAICOS

    Waveney Investments Limited

US VIRGIN ISLANDS

    Ferrari Medical International, Inc.
    Rochester Cable and Rope (FSC) Co., Inc.
    Tyco International Sales Corp.

UNITED ARAB EMIRATES

    Anderson-Greenwood Middle East (50%)

UNITED KINGDOM

    A.R.C. Fire Protection Ltd.
    A.S. (Overseas) Ltd.
    ADT
    ADT (UK) Holdings plc
    ADT (UK) Limited
    ADT Aviation Limited
    ADT Finance PLC
    ADT Fire & Security plc
    ADT Group PLC
    ADT Linen Services Limited
    ADT Pension Fund Limited
    ADT Properties Limited
    ADT Securities Limited
    ADT Security Systems Limited
    ADT Travel Group Limited
    ADT Travel Holdings Limited
    ADT Travel Limited
    ADT Trustees Limited
    ADT UK Investments Limited
    AFA-MINERVA Limited
    ATG Manufacturing Ltd.
    Abbey Security International Ltd.
    Abbey Security Management Ltd.
    Access Control Systems Limited
    Advanced Absorbent Products Holdings Ltd.
    Advanced Alarm Systems Limited
    American District Telegraph Services International Limited

    Applied Maintenance Systems Limited
    Argyle Medical Industries (U.K.) Limited
    Ariel Burglary and Fire Protection Company Limited
    Ash Group Services Ltd.
    Ash Rentals Limited
    Atlas Fire Engineering Limited
    Audio Education Limited
    Auto Auctions (Scotland) Limited
    Auto Auctions Limited
    Automated Loss Prevention Systems International Ltd.
    Automated Loss Prevention Systems Limited
    Automated Security (Equipment) Limited
    Automated Security (Holdings) PLC
    Automated Security (International) Limited
    Automated Security (Investments) Limited
    Automated Security (Properties) Ltd.
    Automated Security Information Systems Technology Limited
    Automated Security Limited
    Avalon Emergency Systems Limited
    BCA (Auctions) Limited
    BCA (Mobile Homes) Limited
    BCA Sports Management Limited
    BCA Vehicle Preparation Limited
    Basingkirk Estates Limited
    Bedford Car Auctions Limited
    Bissell Healthcare Limited
    Britannia Access Systems Limited
    Britannia Monitoring Services Limited
    Britannia Photovision Limited
    Britannia Security Group (C.I.) Limited
    Britannia Security Group Limited
    Britannia Security Systems (Midlands) Limited
    Britannia Security Systems (Southern) Limited
    Britannia Security Systems Limited
    British Car Auctions (Aviation) Limited
    British Car Auctions (Flying) Limited
    Brocks Alarms Limited
    CDK U.K. Limited
    Camp Limited
    Camp Pension Trustees Limited
    Campeire Limited
    Capitol Alarms Limited
    Cellularm Limited
    Charles Winn (Valves) Limited
    Cheshire Alarm Services Ltd.
    Chiltern Security Limited

    Cleaners (South West) Limited
    Cleaners Limited
    Coin Machine Sales Limited
    Combat Alarms Limited
    Comforta Healthcare Ltd. (UK)
    Communication & Tracking Services Limited
    Confab International Limited
    Constable's Alarm Company Limited
    Countrywide Leisure Holdings Limited
    D.C.S. Alarms Limited
    D.J. Security Alarms (Whales) Limited
    D.J. Security Alarms Limited
    Dicerule Limited
    Discreet Disposables Ltd.
    Donald Campbell Associates Limited
    Dong Bang Minerva (UK) Limited
    EMOS Rentals Limited
    Edward Barber & Company Limited
    Edward Barber (U.K.) Limited
    Ellis Son & Paramore Limited
    Emos Information Systems Limited
    Excelsior Security Services Limited
    Eyelevel Electronics Limited
    Farnham Limited
    Finesnatch Limited
    Fire Defender (U.K.) Ltd. (50%)
    Ford Electronic Services Limited
    Freedom Systems Ltd.
    Frome Motor Auction Sales Limited
    Gailey Caravan and Leisure Limited
    Ganmill Limited
    General Cleaning Contractors Limited
    Grinnell (U.K.) Ltd. (10)
    Grinnell Manufacturing (U.K.) Limited (11)
    Grinnell Sales & Distribution (U.K.) Ltd.
    Group Sonitrol Security Systems Limited
    HMC Factors Limited
    Hawley International Finance Limited
    Hertfordshire Security Systems Limited
    Hindle Cockburns Limited
    Home Improvement Holdings Limited
    Huddersfield Motor Auctions Limited
    Inbrand Ltd.
    Inbrand UK Holdings Ltd.


----------------------------------------
10 Also doing business under the following names: Grinnell Firekil, GEM Consultants
11 Also doing business under the following names: The Ansul Fabrication, Debro Engineering & Presswork

    Inbrand UK Ltd.
    Industrial Cleaners (UK) Limited
    Intergrated Transport Systems Limited
    JEL Building Management Limited
    JEL Building Management Systems Limited
    JMC Rehab Limited
    James Deacon Security Limited
    Johnson and Sons Limited
    KS Lift Services Limited
    Kaldistone Limited
    Kean & Scott Limited
    Kendall Company (U.K.) Limited, The
    Keystone Valve (U.K.) Ltd.
    Lander Urban Renewal Limited
    Lastonet Products Limited
    Leprodux Limited
    Lesters Health Care Services Limited
    Libas International Limited
    Litepeel Limited
    Live-In-Style Furniture Limited
    Loss Prevention Ltd.
    M1 Car Auctions Limited
    M1 Motor Car Auctions Limited
    M25 Motor Auctions Limited
    M3 Car Auctions Limited
    Markden No. 1 Limited
    Markden No. 2 Limited
    Markden No. 3 Limited
    Markden No. 4 Limited
    Markden No. 5 Limited
    Markden No. 6 Limited
    Mather & Platt (Exports) Ltd.
    Mather & Platt Fire Protection Limited
    Mather and Platt Alarms Limited
    Measham Motor Auctions Limited
    Meridian Fire Protection Limited
    Midland Counties Motor Auctions Limited
    Minerva Fire Defence Limited
    Mobile Pressure Cleaning Limited
    Modern Alarms (Scotland) Limited
    Modern Alarms Limited
    Modern Alarms Limited
    Modern Automated Security Limited
    Modern Automatic Alarms (N.I.) Limited
    Modern Automatic Alarms Limited
    Modern Carecall Limited

    Modern Homepack Limited
    Modern Integrated Systems Limited
    Modern Security Systems
    Modern Security Systems (IOM) Ltd.
    Modern Security Systems (Products) Limited
    Modern Telecom Limited
    Modern Telecom Security Limited
    ODL Limited
    OKD Limited
    OMK Limited
    PPR Alarms Limited
    Phoenix Security Services Limited
    Photovision Rentals Limited
    Priory Security Services Limited
    Pritchard Insurance Services Limited
    Pritchard Laundries Limited
    Pritchard Services Group Investments Limited
    Progressive Securities Investment Trust Limited
    Prospect Cleaning Supplies Limited
    Prospect House Investments Limited
    Prospect House No. 11 Limited
    Prospect House No. 5 Limited
    Prospect House No. 7 Limited
    Provincial Limited
    Pryor & Howard (1988) Limited
    Redhill Security Services Limited
    Region Protection (Notts) Limited
    Renalarms Ltd.
    S&W Bedrooms Limited
    Screentone Limited
    Securis Products Ltd.
    Securitag International Limited
    Security Alarms Limited
    Security Centres (Scotland) Limited
    Security Centres (UK) Holdings Limited
    Security Centres (UK) Limited
    Security Centres Holdings Intl. Ltd.
    Security Centres Holdings Limited
    Security Centres Investments Limited
    Security Systems (Rental) Limited
    Security Watch Limited
    Shepton Holdings Limited
    Shield Protection Limited
    Show Contracts Limited
    Sky Signs Limited
    Snap Printing Limited

    Sonitrol Limited
    Sovereign Security Systems Limited
    Spensall Engineering Limited
    Splendour Cleaning Services Limited
    Stapp Limited
    Steel Support Systems Limited
    Steeplock Limited
    Streets Machine Operating Company Limited
    Stretford Security Services Limited
    TSG Trustees Limited TVX Ltd.
    Taskman Security Services Limited
    Telecom Security Limited
    Ten Acre Securities Ltd.
    Thameside Lock and Safe Company Limited
    The British Car Auction Group Limited
    The British Security Consortium Limited
    The City Laundry (Norwich) Limited
    The Commercial Motor Auctions Limited
    The Expedier Development Company Limited
    The G B Auction Group Limited
    The Mirror Laundries Limited
    The Motor Auctions (Derby) Limited
    The Motor Auctions (London) Limited
    The Motor Auctions (Scotland) Limited
    The Motor Auctions Group Limited
    Thorn Security Group Limited
    Thorn Security International Limited
    Thorn Security Limited
    Thornfire Limited
    Total Lift Services Limited
    Trade Fire Limited
    Tunite Limited
    Tustin Machine Tools Limited
    Tyco Holdings (UK) Ltd.
    Tyco Valves Limited
    Tyne CarAuction Limited
    UCP Universal Consumer Products Limited
    Ultra Security Alarms Limited
    Unifast Systems Limited
    Unipower Limited
    Unirax Limited
    Unistrut Europe Ltd.
    Unistrut Holdings Ltd.
    Unistrut Limited
    Vernon-Carus Limited

    Vic Engineering Limited
    Vital Communications International Ltd.
    W&S Freeman Limited
    Wealdpoint Limited
    White Group Electronics Limited
    Wholematch Limited
    Willow (Whales) Limited
    Wormald Ansul (U.K.) Ltd. 12
    Wormald Engineering Ltd.
    Wormald Fire Systems Ltd.
    Wormald Holdings (U.K.) Ltd.
    Wormald Industrial Property Ltd.
    Zettler Limited

URUGUAY

    Bethany Trading Company


VENEZUELA

    Ansul de Venezuela C.A.
    Grinnell Sistemas de Proteccion Contra Incendio, S.A. (Venezuela) Grupo Rust International Di Venezuela C.A.
    Kendall de Venezuela, C.A.
    Tyco Flow Control de Venezuela, CA


UNITED STATES OF AMERICA

    ADT Holdings, Inc.
    A&E Construction Products, Inc.
    A-G Safety Services, Inc.
    AA Property Holdings, Inc.
    AAAA Dealer Services, Inc.
    ADT Automotive Holdings, Inc.
    ADT Automotive Services, Inc.
    ADT Automotive, Inc.
    ADT General Holdings, Inc.
    ADT Investments II, Inc.
    ADT Investments, Inc.
    ADT Maintenance Services, Inc.
    ADT Operations, Inc.
    ADT Property Holdings, Inc.




---------------------------
12 Also doing business under the following names: Wormald Fire Systaems, Wormald Engineering, Wormald Britannia, Wormald Lintott and Lintott Process Systems

    ADT Security Services, Inc.
    ADT Security Systems, West, Inc.
    ADT Services, Inc.
    ADT Specialty Auctions, Inc.
    ADT Title Holding Company I
    ADT Title Holding Company II
    Advanced Protection Services, Inc.
    Alarms By Protectus, Inc.
    Alternative Ways, Inc.
    Alarm Specialist, Inc.
    API Security, Inc.
    ATC Sales Company
    Allied Tube & Conduit Corporation
    Anderson, Greenwood & Co.
    Ansul, Incorporated 13
    Armin Plastics Fairmont, Inc.
    Armin Plastics, Inc. 14
    Atcor, Inc.
    Auction Transport, Inc.
    Automated Security Corp.
    Automated Security Holdings, Inc.
    Beacon Security Systems, Inc.
    BW - Canada Alarm (Wells Fargo) Corporation
    British Car Auctions, Inc.
    Burton, Adams, Kemp & King, Inc.
    Certified Systems Central Station, Inc.
    Certified Systems, Inc.
    Crosby Valve, Inc.
    C.S. Charles L. Brown, L.P.  (75%)
    C.S. Global Link, L.P. (75%)
    C.S. Global Mariner, L.P. (75%)
    C.S. Global Sentinel, L.P. (75%)
    C.S. Long Lines, L.P. (75%)
    CCTC International, Inc.
    CV Holding Inc.
    CVG Holding Corp.
    Carlisle Plastics, Inc.
    Coast Alarm Inc.
    Confab Holding Corp.
    Confab International L.P.
    Crosby Valve International Ltd.



-----------------------------
13 Also doing business under the following name: Ansul Fire Protection
14 Also doing business under the following names: Armin Plastics-Western Region, Armin Plastics California, Armin Thermodynamics, Armin Plastics Northeast Region, Armin Poly-Version, Armin Polyethylene Bag, Armin Roto-Lith, Armin Plastics - Southeast Region, Armin Plastics North Carolina, Armin Plastics - Central, Armin Plastics-Midwest Region, Armin Plastics Oklahoma

   Crosby Valve Sales & Services Corporation
   Davis & Geck, Inc.
   Dictograph Franchise Corporation
   Dunk Automatic Sprinkler Company, Inc.
   Earth Tech, Inc.
   Earth Tech Holdings, Inc.
   Earth Tech Engineers of New York, P.C.
   Earth Technology Corporation (USA), The
   Electro Signal Lab, Inc.
   FCI Liquidations, Inc.
   Fire Detection Consultants, Inc.
   Flying Lion, Inc.
   FRM Services, Inc.
   Gimpel Corporation
   Grinnell Corporation (15
   Hanger Recycling Company Inc., The
   Henry Pratt Company
   Holmes Protection, Inc. (NY)
   Holmes Protection Inc. (Il)
   Holmes Protection Group, Inc.
   James Jones Company
   J.B. Smith Mfg. Co.
   Jeppo Industries, Inc.
   K.W. Cunningham & Associates, Inc.
   Kendall Holding Company
   Kendall Company LP, The (16)
   Keystone France Holdings Corp.
   Keystone Germany Holdings Corp.
   Keystone Kuwait, Inc.
   Keystone Middle East, Inc.
   Keystone Saudi, Inc.
   Keystone Valve-Middle East, Inc.
   Ludlow Corporation (17)
   Ludlow Jute Company Limited
   Mid-Atlantic Security, Inc.
   Mobile Security Communications, Inc.  (19%)
   Mueller Service Co.
   ueller Co.
   Mueller Co. Foundation
   Mueller Holdings Corp.


--------------------------------
(15) Also doing business under the following names: Anvil Products, Automatic Sprinkler, Gem Sprinkler Company, Grinnell Flow Control, Grinnell Supply Sales Company, Grinnell Fire Protection Systems Company, Hersey Products, Tyco Flow Control, Tyco Fire & Security Services, Tyco Flow Control - Latin Division, Zettler
(16) Also doing business under the following names: Kendall Healthcare, Kendall International
(17) Also doing business under the following names: Accurate Forming, Ludlow Coated Products, Ludlow Technical Products, Uni-Patch

   New England Fire Equipment Company, Inc.
   Polyken Technologies Europe, Inc.
   Private Products, Inc.
   Protex Special Systems, Inc.
   Redi-Electric Inc.
   Robinson Alarm Companies, Inc.
   Robinson Protective Alarm Company
   Rochester Corporation, The
   Rust Architecture Inc.
   Rust Environment & Infrastructure Inc.
   Rust Environment & Infrastructure of New York Inc.
   Rust Environment & Infrastructure, P.E., Arch. & L.S., P.C.
   Rust Environment & Infrastructure of Michigan Inc.
   Rust Architecture & Geology of North Carolina, P.C.
   Rust Environment & Infrastructure of North Carolina Inc.
   Rust Environment & Infrastructure of Ohio Inc.
   Security Systems of the Tri-State, Inc.
   Security Solutions Inc.
   Sherwood Medical Company
   Sherwood Medical Company I
   Sherwood-Accurate Inc.
   Sigma Circuits, Inc.
   Sigma Holding Corp.
   Simplex Technologies Inc.
   Sonitrol Corporation
   Sonitrol Management Corporation
   Star Sprinkler, Inc.
   SSI Atlantic Crossing Holdings LLC
   SSI Atlantic Crossing LLC
   Suntronix Special Systems, Inc.
   SWD Holding, Inc.
   SWD Holding, Inc. I
   T.J. Cope Inc.
   TKC Holding Corp.
   TME Management Corp.
   TSSL Holding Corp.
   Techcon International Inc.
   Transoceanic Cable Ship Company, Inc.
   Tri-City Auto Auction, Inc.
   TSSL Finance Company, Inc.
   Tyco Acquisition Corp. I
   Tyco Acquisition Corp. II
   Tyco Acquisition Corp. III
   Tyco Acquisition Corp. IV
   Tyco Acquisition Corp. V
   Tyco Acquisition Corp. VI

   Tyco Acquisition Corp. VII
   Tyco Acquisition Corp. VIII
   Tyco Acquisition Corp. IX
   Tyco Acquisition Corp. X
   Tyco Acquisition Corp. XI
   Tyco Acquisition Corp. XII
   Tyco Acquisition Corp. XIII
   Tyco Acquisition Corp. XIV
   Tyco Acquisition Corp. XV
   Tyco (US) Holdings, Inc.
   Tyco Finance Corp.
   Tyco Holdings, Inc.
   Tyco International Asia, Inc.
   Tyco Flow Control, Inc.
   Tyco Valves & Controls, Inc.
   Tyco Investments, Inc.
   Tyco Receivables Corp.
   Tyco Submarine Systems Ltd.
   Tyco International (US) Inc.
   Tyco Printed Circuit Group Inc.
   Tri-Parish Security Systems, Inc.
   Unistrut Corporation
   Unistrut International Corp.
   United States Construction Co.
   The Waverly Group LLC
   WGV Liquidations, Inc.
   Water Holdings Corp.
   Wells Fargo Alarm Services, Inc.
   Wormald Americas, Inc.
   Wells Fargo Pyro Technologies, Inc.
   White Mountain Insurance Company
   Yarway Corporation